FBL Financial Group, Inc.
Consolidated Statements of Operating Income (Unaudited)
(Dollars in thousands, except per share data)

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	YTD 2010
Operating revenues:
Interest sensitive product charges	$23,734	$24,045	$22,715	$23,338	$93,832
Traditional life insurance premiums	39,245	42,791	38,721	41,299	162,056
Net investment income	78,337	80,053	80,208	81,976	320,574
Other income	3,017	3,935	3,559	3,778	14,289
Total operating revenues	144,333	150,824	145,203	150,391	590,751

Benefits and expenses:
Interest sensitive product benefits	43,114	45,429	42,352	46,102	176,997
Traditional life insurance benefits	37,307	31,211	35,242	33,409	137,169
Policyholder dividends	4,673	4,387	4,193	4,318	17,571
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,767	3,283	3,405	3,498	13,953
Amortization of deferred acquisition costs	10,805	18,801	5,445	8,041	43,092
Amortization of value of insurance in force acquired	552	593	406	32	1,583
Other underwriting expenses	15,851	15,342	15,464	14,770	61,427
Total underwriting, acquisition and insurance expenses	30,975	38,019	24,720	26,341	120,055
Interest expense	2,396	2,395	2,377	2,398	9,566
Other expenses	4,494	5,275	4,455	5,558	19,782
Total benefits and expenses	122,959	126,716	113,339	118,126	481,140
	21,374	24,108	31,864	32,265	109,611
Income taxes	(7,240)	(7,757)	(10,675)	(11,267)	(36,939)
Net loss (income) attributable to noncontrolling interest	14	39	26	(1)	78
Equity income, net of related income taxes	545	708	1,521	685	3,459
Operating income	14,693	17,098	22,736	21,682	76,209

Realized gains/losses on investments, net of offsets	(467)	(644)	(506)	7,516	5,899
Change in net unrealized gains/losses on derivatives, net of offsets	333	697	1,110	153	2,293
Net impact of discontinued operations	3,462	5,172	5,337	22,281	36,252
Net income attributable to FBL Financial Group, Inc.	$18,021	$22,323	$28,677	$51,632	$120,653

Operating income per common share - assuming dilution	$0.48	$0.56	$0.74	$0.70	$2.48
Earnings per common share - assuming dilution	$0.59	$0.73	$0.93	$1.67	$3.92

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Unaudited)
Annuity Segment

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010 YTD
Pre-tax Operating Income	(Dollars in thousands, except per share data)

Operating revenues:
Interest sensitive product charges	$125	$151	$158	$123	$557
Net investment income	40,307	41,880	42,212	42,533	166,932
Other income	—	6	1	3	10
Total operating revenues	40,432	42,037	42,371	42,659	167,499

Benefits and expenses:
Interest sensitive product benefits	24,247	25,288	24,927	24,418	98,880
Underwriting, acquisition and insurance expenses:
Amortization of deferred acquisition costs	2,513	2,959	172	2,969	8,613
Amortization of value of insurance in force acquired	21	80	(92)	(1,027)	(1,018)
Other underwriting expenses	2,121	2,272	2,215	2,130	8,738
Total underwriting, acquisition and insurance expenses	4,655	5,311	2,295	4,072	16,333
Total benefits and expenses	28,902	30,599	27,222	28,490	115,213
Pre-tax operating income	$11,530	$11,438	$15,149	$14,169	$52,286

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Unaudited)
Life Insurance Segment

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010 YTD
Pre-tax Operating Income	(Dollars in thousands, except per share data)

Operating revenues:
Interest sensitive product charges	$11,413	$11,364	$11,008	$11,554	$45,339
Traditional life insurance premiums	39,245	42,791	38,721	41,299	162,056
Net investment income	32,618	33,102	33,229	33,465	132,414
Other income	26	210	35	45	316
Total operating revenues	83,302	87,467	82,993	86,363	340,125

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,300	7,325	7,322	7,497	29,444
Death benefits	6,081	6,759	6,151	7,352	26,343
Total interest sensitive product benefits	13,381	14,084	13,473	14,849	55,787
Traditional life insurance benefits:
Death benefits	17,756	12,496	14,929	13,599	58,780
Surrender and other benefits	9,810	9,690	9,522	8,145	37,167
Increase in traditional life future policy benefits	9,741	9,025	10,791	11,666	41,223
Total traditional life insurance benefits	37,307	31,211	35,242	33,410	137,170
Policyholder dividends	4,673	4,387	4,193	4,318	17,571
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,970	2,617	2,634	2,850	11,071
Amortization of deferred acquisition costs	5,950	6,697	6,305	4,882	23,834
Amortization of value of insurance in force acquired	531	513	498	1,059	2,601
Other underwriting expenses	7,595	8,619	8,715	8,487	33,416
Total underwriting, acquisition and insurance expenses	17,046	18,446	18,152	17,278	70,922
Total benefits and expenses	72,407	68,128	71,060	69,855	281,450
Pre-tax operating income	$10,895	$19,339	$11,933	$16,508	$58,675

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss) (Unaudited)
Corporate and Other

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010 YTD
Pre-tax Operating Income (Loss)	(Dollars in thousands, except per share data)

Operating revenues:
Interest sensitive product charges	$12,196	$12,530	$11,549	$11,661	$47,936
Net investment income	5,412	5,071	4,767	5,978	21,228
Other income	2,991	3,719	3,523	3,730	13,963
Total operating revenues	20,599	21,320	19,839	21,369	83,127

Benefits and expenses:
Interest sensitive product benefits	5,486	6,057	3,952	6,835	22,330
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	797	666	771	648	2,882
Amortization of deferred acquisition costs	2,342	9,145	(1,032)	190	10,645
Other underwriting expenses	6,135	4,451	4,534	4,152	19,272
Total underwriting, acquisition and insurance expenses	9,274	14,262	4,273	4,990	32,799
Interest expense	2,396	2,395	2,377	2,398	9,566
Other expenses	4,494	5,275	4,455	5,558	19,782
Total benefits and expenses	21,650	27,989	15,057	19,781	84,477
	(1,051)	(6,669)	4,782	1,588	(1,350)
Net loss (income) attributable to noncontrolling interest	14	39	26	(1)	78
Equity income (loss), before tax	839	1,089	2,340	1,053	5,321
Pre-tax operating income (loss)	$(198)	$(5,541)	$7,148	$2,640	$4,049